INCOME TAXES (Tables)	12 Months Ended
May 31, 2018
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The tax effects of the temporary differences that give rise to the Company’s estimated deferred tax assets and liabilities are as follows:

	May 31,	May 31,
	2018	2017
Federal and state statutory rate	34%	34%
Net operating loss carry forwards	2,790,481	1,386,438
Valuation allowance for deferred tax assets	(2,790,481)	(1,386,438)
Net deferred tax assets	-	-